UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 30, 2020

Consumer Capital Group, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  000-54998

DELAWARE	26-2517432
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1125 Route 9W S
Nyack, NY 10960
(Address and zip code of principal executive offices)

(646) 346-3735
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01	Other Events.

Consumer Capital Group, Inc. (the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 4, 2020 (Release No. 34-88318), as modified on March 25, 2020 (Release No. 34-88465) (together, the “Order”) to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) due to the circumstances related to COVID-19.

The Company’s business operations are conducted in China and beginning in late January 2020, its subsidiaries located in Beijing, Tianjin and Guangzhou have suspended operations due to the severe restrictions on travel and movement that have been imposed throughout China due to the COVID-19 outbreak. Due to these developments, the Company has not been able to generate revenues from operations nor otherwise complete any financing transactions during the first quarter of fiscal 2020. This has resulted in a significant decrease in the Company’s liquidity and has impaired its ability to pay its third-party service providers, such as attorneys. In addition, as previously reported on February 7, 2020, the Company has been seeking to retain a new Chief Financial Officer and that process has been delayed due to the travel and movement restrictions imposed due to the COVID-19 outbreak.

As a result of these circumstances, the Company’s staff and professional advisors have not been able to complete the financial statements for December 31, 2019 nor prepare the Report and will not be able do so until after March 30, 2020. The Company will work diligently to comply with the conditions of the Order and to file the Report prior to the end of the 45-day extension period. At this time, management believes that it will need the entire available extension period to complete the financial statements and file the Report.

In addition, in light of the current COVID-19 pandemic, the Company will be including the following Risk Factor into its Report:

Our business operations have been and may continue to be materially and adversely affected by the outbreak of the coronavirus disease (COVID-19)

An outbreak of respiratory illness caused by COVID-19 emerged in Wuhan city, Hubei province, PRC, in late 2019 and has been expanding within the PRC and globally. The new strain of COVID-19 is considered to be highly contagious and poses a serious public health threat. Beginning in late January 2020, the PRC government announced a number of significant travel and movement restrictions throughout PRC in an effort to contain the COVID-19 outbreak. The World Health Organization (the “WHO”) is closely monitoring and evaluating the situation and in March 2020, the WHO declared the outbreak of COVID-19 a pandemic, expanding its assessment of the threat beyond the global health emergency it had announced in January.

Any outbreak of such an epidemic or other adverse public health developments in the PRC or elsewhere in the world may materially and adversely affect the PRC economy, our markets and our business. In the first quarter of 2020, the COVID-19 outbreak, and the measures adopted by the PRC to contain it, has caused significant disruptions in our operations, including the suspension of business operations, which have resulted in our inability to generate revenues from our products and services. The severity of this impact on our business will increase as the period of disruption continues. We cannot foresee whether the outbreak of COVID-19 will be effectively contained, nor can we predict the severity and duration of its impact. If the outbreak of COVID-19 is not effectively and timely controlled, our business operations and financial condition will be materially and adversely affected as a result of the deteriorating market outlook for consumer activity, the slowdown in regional and national economic growth, weakened liquidity and financial condition of our company and of our customers, or other factors that we cannot foresee. Any of these factors and other factors beyond our control could have an adverse effect on the overall business environment, cause uncertainties in the regions where we conduct business, cause our business to suffer in ways that we cannot predict and materially and adversely impact our business, financial condition and results of operations.

Forward-looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” and other similar words and expressions. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, including its beliefs and expectations concerning future developments of the COVID-19 outbreak and its potential impact on the Company. They are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, the future developments of the COVID-19 outbreak and other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and other filings with the Securities and Exchange Commission. In particular, the consequences of the COVID-19 outbreak on economic conditions and the industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSUMER CAPITAL GROUP, INC.

	By:	/s/ Jianmin Gao
	Name:	Jianmin Gao
	Title:	Chief Executive Officer
Date: March 30, 2020